                            UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

  Pursuant to Section 13 or 15(d)  of The Securities Exchange Act of 1934

  Date of Report (Date of Earliest event reported):  July 24, 1997


                        CIRCUIT SYSTEMS, INC.
         ---------------------------------------------------
        Exact name of registrant as specified in its charter

       Illinois                    0-15047                 36-2663010
  --------------------------     ---------------           -----------------
(State or other jurisdiction    (Commission File          (IRS Employer
       of incorporation)            Number)            Identification Number)

                       2350 East Lunt Avenue,
                  Elk Grove Village, Illinois 60007

                            847/439-1999
         --------------------------------------------------
         Registrant's telephone number, including area code

                                 N/A
      ----------------------------------------------------------
     (Former name or former address, if changed since last report)

   ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

            On  July  24,  1997,  Circuit  Systems  of  Tennessee,  a
  Tennessee limited partnership ("CST, L.P."), purchased the printed circuit board ("pcb") manufacturing operation of Philips Consumer Electronics Company ("PCEC"), a division of Philips North America Operation. The purchase consisted of all of the inventory, equipment and 93,360 square foot plant located in Greeneville, Tennessee, which is primarily utilized for the production of pcbs for Philips television sets in North America. The agreement also requires PCEC to purchase all of its North American pcb requirements for television sets from CST, L.P. for two years after the closing.

       CST, L.P. was formed as a Tennessee limited partnership on May 19, 1997. Circuit Systems of Tennessee, Inc. ("CST, Inc.") is a Tennessee corporation organized on May 19, 1997 for the purpose of being the corporate general partner of CST, L.P. CST, Inc. owns 1% of the units of CST, L.P. Circuit Systems, Inc. ("CSI"), an Illinois corporation, the sole limited partner, owns 99% of the units of CST, L.P. and is the sole shareholder of CST, Inc.

       Philips and CST, L.P. signed a Real Estate and Asset Purchase and Sale Agreement (the "Agreement") on July 24, 1997, providing for the sale of the real estate and improvements located at 1515 Industrial Road, Greeneville, Tennessee (the "Real Estate"), inventory, all equipment and machinery (the "Equipment"), all used in connection with Philips' PCB business located at its Greeneville, Tennessee facility (collectively, the "Assets"). The purchase price for the Assets under the Agreement was $10,000,000, payable in cash at closing. CST, L.P. assumed no liabilities except Philips' obligations under the personal property leases for leased equipment included in the sale.

       CST, L.P. and Philips entered into a Printed Circuit Board Purchase Agreement pursuant to which CST, L.P. will manufacture and sell to Philips all of its PCB requirements for its Greeneville, Tennessee and Juarez, Mexico, projection and direct view television manufacturing production. The minimum purchase requirements are for 2,000,000 television sets for each of the next two years.

       American National Bank and Trust Company of Chicago lent CST, L.P. $10,000,000 for the purpose of acquiring the assets. CSI guaranteed all of the obligations of CST, L.P. and CST, Inc.

  ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

            (a) and (b) Financial Statements of Businesses Acquired

       Circuit Systems will file financial statements and pro forma financial information within 60 days of the date of this report.

            (c) Exhibits

  2.1 Real Estate and Asset Purchase and Sale Agreement between Circuit Systems of Tennessee, L.P. and Philips Electronics North America Corporation dated July 24, 1997

  10.1   Quality Agreement between Circuit  Systems of Tennessee,  L.P.
         and Philips Electronics North America Corporation dated July 24, 1997

  10.2 Printed Circuit Board Purchase Agreement Between Circuit Systems of Tennessee, L.P. and Philips Electronics North America Corporation dated July 24, 1997.

  10.3   Agreement between Circuit Systems of Tennessee, L.P. and Local
         796 of the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers, AFL-CIO dated July 25, 1997

  10.4   Loan and Security Agreement

  10.5   Deed of Trust Note in the amount of $2,800,000

  10.6   Installment Note (Secured) in the amount of $2,270,0000

  10.7   Security Agreement

  10.8 Continuing Pledge Agreement relating to Circuit Systems, Inc.'s 400,000 shares of SigmaTron International, Inc. assigned to American National Bank as additional security

  10.9   Master Lease [for equipment in the amount of $4,930,000]

  10.10  Circuit Systems, Inc. Guaranty

  10.11  Circuit Systems of Tennessee, Inc. Guaranty



                             SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize.

       Date:          August 7, 1997


                                                 Circuit Systems, Inc.
                                                    (Registrant)

                                                /s/ D.S. Patel
                                               D.S. Patel, President and
                                               Chief Executive Officer